Exhibit 4.2

D E LAWAR E NOV. 17, 2004 SEAL BARRACUDA NETWORKS, INC. CORPORATE This certifies that is the record holder of BN INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF Barracuda Networks, Inc. WITNESSDated: CUSIP 068323 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (NEW YORK, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE CHIEF EXECUTIVE OFFICER VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common COM PROP – as community property UNIF GIFT MIN ACT – ... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act.. (State) UNIF TRF MIN ACT –. Custodian (until age .) (Cust) .. under Uniform Transfers (Minor) to Minors Act.. (State) FOR VALUE RECEIVED, _ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE shares attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED. Signature(s) Guaranteed: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) X X